UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2009

CIRCOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

25 CORPORATE DRIVE, SUITE 130

BURLINGTON, MASSACHUSETTS 01803-4238

(Address of principal executive offices) (Zip Code)

(781) 270-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

By press release dated August 25, 2009, the Company announced the passing of one of its long standing members of the Board of Directors and Audit Committee Chairman, Dewain K. Cross. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

As a result of Mr. Cross’ passing, the Company’s Board of Directors, upon recommendation of the Board’s Nominating and Corporate Governance Committee, has made the following changes:

•	Douglas M. Hayes has been appointed Chairman of the Audit Committee.

•	Thomas E. Naugle has been appointed to the Audit Committee.

•	C. William Zadel has replaced Mr. Hayes as Chairman of the Nominating and Corporate Governance Committee.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release regarding Passing of Director and Audit Committee Chairman Dewain K. Cross, Dated August 25, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2009	CIRCOR INTERNATIONAL, INC.

/s/ Alan J. Glass
	By:	Alan J. Glass
	Title:	Vice President, General Counsel & Secretary

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